THE SCOTTS MIRACLE-GRO COMPANY Exhibit 99.1
Condensed Consolidated Statements of Operations
(In millions, except for per common share data)
(Unaudited)

		Three Months Ended			Twelve Months Ended
	Footnotes	September 30, 2016	September 30, 2015	% Change	September 30, 2016	September 30, 2015	% Change
Net sales		$402.3	$375.4	7%	$2,836.1	$2,728.0	4%
Cost of sales		300.4	281.6		1,833.0	1,813.4
Cost of sales—impairment, restructuring and other		2.2	3.0		7.7	6.6
Gross profit		99.7	90.8	10%	995.4	908.0	10%
% of sales		24.8%	24.2%		35.1%	33.3%
Operating expenses:
Selling, general and administrative		131.0	121.9	7%	597.1	571.4	4%
Impairment, restructuring and other		4.5	22.6		(47.2)	76.6
Other (income) expense, net		(6.7)	0.3		(13.8)	(2.1)
Income (loss) from operations		(29.1)	(54.0)	46%	459.3	262.1	75%
% of sales		(7.2)%	(14.4)%		16.2%	9.6%
Equity in income of unconsolidated affiliates	(3)	(11.3)	—		(7.8)	—
Costs related to refinancing		—	—		8.8	—
Interest expense		13.3	11.5		65.6	50.5
Income (loss) from continuing operations before income taxes		(31.1)	(65.5)	53%	392.7	211.6	86%
Income tax expense (benefit) from continuing operations		(10.9)	(24.2)		139.4	73.8
Income (loss) from continuing operations		(20.2)	(41.3)	51%	253.3	137.8	84%
Income (loss) from discontinued operations, net of tax	(3)	(6.7)	16.7		61.5	20.9
Net income (loss)		$(26.9)	$(24.6)		$314.8	$158.7
Net loss attributable to noncontrolling interest		0.3	1.0		0.5	1.1
Net income (loss) attributable to controlling interest		$(26.6)	$(23.6)		$315.3	$159.8

Basic income (loss) per common share:	(1)
Income (loss) from continuing operations		$(0.33)	$(0.65)	49%	$4.15	$2.27	83%
Income (loss) from discontinued operations		(0.11)	0.27		1.01	0.35
Net income (loss)		$(0.44)	$(0.38)		$5.16	$2.62

Diluted income (loss) per common share:	(2)
Income (loss) from continuing operations		$(0.33)	$(0.65)	49%	$4.09	$2.23	83%
Income (loss) from discontinued operations		(0.11)	0.27		1.00	0.34
Net income (loss)		$(0.44)	$(0.38)		$5.09	$2.57

Common shares used in basic income (loss) per share calculation		60.6	61.4	(1)%	61.1	61.1	—%
Common shares and potential common shares used in diluted income (loss) per share calculation		60.6	61.4	(1)%	62.0	62.2	—%

Non-GAAP results:
Adjusted net income (loss) attributable to controlling interest from continuing operations	(4)	$(19.0)	$(24.1)	21%	$241.6	$197.4	22%
Adjusted diluted income (loss) per common share from continuing operations	(2) (4)	$(0.31)	$(0.39)	21%	$3.90	$3.17	23%
Pro Forma Adjusted Earnings (Loss)	(3) (4)	$(18.6)	$(7.4)	(151)%	$232.6	$219.3	6%
Pro Forma Adjusted Earnings (Loss) per common share	(3) (4)	$(0.30)	$(0.12)	(150)%	$3.75	$3.53	6%
Adjusted EBITDA	(4) (5)	$5.6	$19.8	(72)%	$517.4	$471.8	10%
Note: See accompanying footnotes on page 7

THE SCOTTS MIRACLE-GRO COMPANY
Net Sales and Income (Loss) from Continuing Operations before Income Taxes by Segment
(In millions)
(Unaudited)

The Company divides its business into three reportable segments: U.S. Consumer, Europe Consumer and Other. These segments differ from those used in prior periods due to the change in the Company’s internal organization structure associated with Project Focus, which is a series of initiatives announced in the first quarter of fiscal 2016 designed to maximize the value of the Company’s non-core assets and concentrate its focus on emerging categories of the lawn and garden industry in its core U.S. business. On April 13, 2016, as part of this project, the Company completed the contribution of the Scotts lawn service business (the “SLS Business”) to a newly formed subsidiary of TruGreen Holding Corporation (the “Joint Venture”) in exchange for a minority equity interest of approximately 30% in the Joint Venture. As a result, effective in its second quarter of fiscal 2016, the Company classified its results of operations for all periods presented to reflect the SLS Business as a discontinued operation and classified the assets and liabilities of the SLS Business as held for sale. The prior period amounts have been reclassified to conform with the new segments. This division of reportable segments is consistent with how the segments report to and are managed by the chief operating decision maker of the Company. U.S. Consumer consists of the Company’s consumer lawn and garden business located in the geographic United States. Europe Consumer consists of the Company’s consumer lawn and garden business located in geographic Europe. Other consists of the Company’s consumer lawn and garden business in geographies other than the U.S. and Europe, the Company’s indoor, urban and hydroponics gardening business, and revenues and expenses associated with the Company’s supply agreements with Israel Chemicals, Ltd. Corporate consists of general and administrative expenses and certain other income/expense items not allocated to the business segments.

Segment performance is evaluated based on several factors, including income (loss) from continuing operations before amortization, impairment, restructuring and other charges, which is not a generally accepted accounting principle (“GAAP”) measure. Senior management uses this measure of operating profit (loss) to evaluate segment performance because the Company believes this measure is indicative of performance trends and the overall earnings potential of each segment.

	Three Months Ended			Twelve Months Ended
	September 30, 2016	September 30, 2015	% Change	September 30, 2016	September 30, 2015	% Change
Net Sales:
U.S. Consumer	$277.8	$280.2	(1)%	$2,187.4	$2,141.8	2%
Europe Consumer	37.3	43.8	(15)%	274.2	304.7	(10)%
Other	87.2	51.4	70%	374.5	281.5	33%
Consolidated	$402.3	$375.4	7%	$2,836.1	$2,728.0	4%

Income (Loss) from Continuing Operations before Income Taxes:
U.S. Consumer	$12.8	$9.3	38%	$500.4	$439.2	14%
Europe Consumer	(10.7)	(9.8)	(9)%	13.5	14.1	(4)%
Other	3.8	(1.9)	300%	20.8	12.3	69%
Segment Total	5.9	(2.4)		534.7	465.6
Corporate	(22.9)	(22.5)		(96.8)	(98.5)
Intangible asset amortization	(5.4)	(4.1)		(18.0)	(15.0)
Impairment, restructuring and other	(1.4)	(25.0)		27.7	(90.0)
Equity in income of unconsolidated affiliates	6.0	—		19.5	—
Costs related to refinancing	—	—		(8.8)	—
Interest expense	(13.3)	(11.5)		(65.6)	(50.5)
Consolidated	$(31.1)	$(65.5)	53%	$392.7	$211.6	86%

THE SCOTTS MIRACLE-GRO COMPANY
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	September 30, 2016	September 30, 2015

ASSETS
Current assets:
Cash and cash equivalents	$50.1	$71.4
Accounts receivable, net	371.1	310.6
Inventories	448.2	395.8
Assets held for sale	—	220.3
Prepaids and other current assets	122.3	121.1
Total current assets	991.7	1,119.2
Investments in unconsolidated affiliates	101.0	—
Property, plant and equipment, net	470.8	444.1
Goodwill	373.2	283.8
Intangible assets, net	750.9	655.1
Other assets	121.2	25.0
Total assets	$2,808.8	$2,527.2
LIABILITIES AND EQUITY
Current liabilities:
Current portion of debt	$185.0	$132.6
Accounts payable	165.9	193.1
Liabilities held for sale	—	41.7
Other current liabilities	242.2	251.2
Total current liabilities	593.1	618.6
Long-term debt	1,131.1	1,025.0
Other liabilities	350.3	250.5
Total liabilities	2,074.5	1,894.1
Equity	734.3	633.1
Total liabilities and equity	$2,808.8	$2,527.2

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items (4)
(In millions, except per common share data)
(Unaudited)

		Three Months Ended September 30, 2016			Three Months Ended September 30, 2015
	Footnotes	As Reported	Impairment, Restructuring and Other	Adjusted	As Reported	Impairment, Restructuring and Other	Adjusted
Net sales		$402.3	$—	$402.3	$375.4	$2.1	$373.3
Cost of sales		300.4	—	300.4	281.6	1.5	280.1
Cost of sales—impairment, restructuring and other		2.2	2.2	—	3.0	3.0	—
Gross profit		99.7	(2.2)	101.9	90.8	(2.4)	93.2
% of sales		24.8%		25.3%	24.2%		25.0%
Operating expenses:
Selling, general and administrative		131.0	—	131.0	121.9	—	121.9
Impairment, restructuring and other		4.5	4.5	—	22.6	22.6	—
Other (income) expense, net		(6.7)	—	(6.7)	0.3	—	0.3
Loss from operations		(29.1)	(6.7)	(22.4)	(54.0)	(25.0)	(29.0)
% of sales		(7.2)%		(5.6)%	(14.4)%		(7.8)%
Equity in income of unconsolidated affiliates	(3)	(11.3)	(5.3)	(6.0)	—	—	—
Loss from continuing operations before interest expense and income taxes		(17.8)	(1.4)	(16.4)	(54.0)	(25.0)	(29.0)
% of sales		(4.4)%		(4.1)%	(14.4)%		(7.8)%
Interest expense		13.3	—	13.3	11.5	—	11.5
Loss from continuing operations before income taxes		(31.1)	(1.4)	(29.7)	(65.5)	(25.0)	(40.5)
Income tax benefit from continuing operations		(10.9)	(0.5)	(10.4)	(24.2)	(8.8)	(15.4)
Loss from continuing operations		(20.2)	(0.9)	(19.3)	(41.3)	(16.2)	(25.1)
Net loss attributable to noncontrolling interest		0.3	—	0.3	1.0	—	1.0
Net loss attributable to controlling interest from continuing operations		$(19.9)	$(0.9)	$(19.0)	$(40.3)	$(16.2)	$(24.1)
Basic loss per common share from continuing operations		$(0.33)	$(0.02)	$(0.31)	$(0.65)	$(0.26)	$(0.39)
Diluted loss per common share from continuing operations		$(0.33)	$(0.02)	$(0.31)	$(0.65)	$(0.26)	$(0.39)
Common shares used in basic loss per share calculation		60.6	60.6	60.6	61.4	61.4	61.4
Common shares and potential common shares used in diluted loss per share calculation		60.6	60.6	60.6	61.4	61.4	61.4
Calculation of Adjusted EBITDA (4) (5) :
Loss from continuing operations		$(20.2)			$(41.3)
Income tax benefit from continuing operations		(10.9)			(24.2)
Income (loss) from discontinued operations, net of tax		(6.7)			16.7
Income tax expense (benefit) from discontinued operations		(4.7)			10.9
Adjustment to gain on contribution of SLS Business, net of tax		7.1			—
Adjustment to income tax expense from gain on contribution of SLS Business		4.3			—
Interest expense		13.3			11.5
Depreciation		13.6			13.2
Amortization		5.6			5.3
Impairment, restructuring and other from continuing operations		1.4			25.0
Mark-to-market adjustments on derivatives		—			—
Expense on certain leases		0.9			0.9
Share-based compensation expense		1.9			1.8
Adjusted EBITDA		$5.6			$19.8
Note: See accompanying footnotes on page 7

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items (4)
(In millions, except per common share data)
(Unaudited)

		Twelve Months Ended September 30, 2016				Twelve Months Ended September 30, 2015
	Footnotes	As Reported	Impairment, Restructuring and Other	Costs Related to Refinancing	Adjusted	As Reported	Impairment, Restructuring and Other	Adjusted
Net sales		$2,836.1	$—	$—	$2,836.1	$2,728.0	$(8.5)	$2,736.5
Cost of sales		1,833.0	0.1	—	1,832.9	1,813.4	(1.7)	1,815.1
Cost of sales—impairment, restructuring and other		7.7	7.7	—	—	6.6	6.6	—
Gross profit		995.4	(7.8)	—	1,003.2	908.0	(13.4)	921.4
% of sales		35.1%			35.4%	33.3%		33.7%
Operating expenses:
Selling, general and administrative		597.1	—	—	597.1	571.4	—	571.4
Impairment, restructuring and other		(47.2)	(47.2)	—	—	76.6	76.6	—
Other income, net		(13.8)	—	—	(13.8)	(2.1)	—	(2.1)
Income from operations		459.3	39.4	—	419.9	262.1	(90.0)	352.1
% of sales		16.2%			14.8%	9.6%		12.9%
Equity in income of unconsolidated affiliates	(3)	(7.8)	11.7	—	(19.5)	—	—	—
Income from continuing operations before interest expense and income taxes		467.1	27.7	—	439.4	262.1	(90.0)	352.1
% of sales		16.5%			15.5%	9.6%		12.9%
Costs related to refinancing		8.8	—	8.8	—	—	—	—
Interest expense		65.6	—	—	65.6	50.5	—	50.5
Income from continuing operations before income taxes		392.7	27.7	(8.8)	373.8	211.6	(90.0)	301.6
Income tax expense from continuing operations		139.4	9.8	(3.1)	132.7	73.8	(31.5)	105.3
Income from continuing operations		253.3	17.9	(5.7)	241.1	137.8	(58.5)	196.3
Net loss attributable to noncontrolling interest		0.5	—	—	0.5	1.1	—	1.1
Net income attributable to controlling interest from continuing operations		$253.8	$17.9	$(5.7)	$241.6	$138.9	$(58.5)	$197.4
Basic income per common share from continuing operations		$4.15	$0.29	$(0.09)	$3.95	$2.27	$(0.96)	$3.23
Diluted income per common share from continuing operations		$4.09	$0.28	$(0.09)	$3.90	$2.23	$(0.94)	$3.17
Common shares used in basic income per share calculation		61.1	61.1	61.1	61.1	61.1	61.1	61.1
Common shares and potential common shares used in diluted income per share calculation		62.0	62.0	62.0	62.0	62.2	62.2	62.2
Calculation of Adjusted EBITDA (4) (5) :
Income from continuing operations		$253.3				$137.8
Income tax expense from continuing operations		139.4				73.8
Income from discontinued operations, net of tax		61.5				20.9
Income tax expense from discontinued operations		41.4				11.6
Gain on contribution of SLS Business, net of tax		(79.3)				—
Income tax expense from gain on contribution of SLS Business		(51.9)				—
Costs related to refinancing		8.8				—
Interest expense		65.6				50.5
Depreciation		53.8				51.4
Amortization		19.7				17.6
Impairment, restructuring and other from continuing operations		(27.7)				90.0
Impairment, restructuring and other from discontinued operations		13.6				1.5
Expense on certain leases		3.6				3.5
Share-based compensation expense		15.6				13.2
Adjusted EBITDA		$517.4				$471.8
Note: See accompanying footnotes on page 7

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items (4)
(In millions, except per common share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Calculation of Pro Forma Adjusted Earnings:
Income (loss) from continuing operations	$(20.2)	$(41.3)	$253.3	$137.8
Net loss attributable to noncontrolling interest	0.3	1.0	0.5	1.1
Net income (loss) attributable to controlling interest from continuing operations	$(19.9)	$(40.3)	$253.8	$138.9
Impairment, restructuring and other, net of tax	(0.9)	(16.2)	17.9	(58.5)
Costs related to refinancing, net of tax	—	—	(5.7)	—
Adjusted net income (loss) attributable to controlling interest from continuing operations	$(19.0)	$(24.1)	$241.6	$197.4
Income (loss) from discontinued operations, net of tax	(6.7)	16.7	61.5	20.9
Loss (gain) on contribution of SLS Business, net of tax	7.1	—	(79.3)	—
Income (loss) from SLS Business in discontinued operations, net of tax	0.4	16.7	(17.8)	20.9
Impairment, restructuring and other from SLS Business in discontinued operations, net of tax	—	—	8.8	1.0
Pro Forma Adjusted Earnings (Loss)	$(18.6)	$(7.4)	$232.6	$219.3

Diluted income (loss) per common share from continuing operations	$(0.33)	$(0.65)	$4.09	$2.23
Impairment, restructuring and other, net of tax	(0.02)	(0.26)	0.28	(0.94)
Costs related to refinancing, net of tax	—	—	(0.09)	—
Adjusted diluted income (loss) per common share from continuing operations	$(0.31)	$(0.39)	$3.90	$3.17
Income (loss) from SLS Business in discontinued operations, net of tax	0.01	0.27	(0.29)	0.34
Impairment, restructuring and other from SLS Business in discontinued operations, net of tax	—	—	0.14	0.02
Pro Forma Adjusted Earnings (Loss) per common share	$(0.30)	$(0.12)	$3.75	$3.53
Common shares and potential common shares used in Pro Forma Adjusted Earnings (Loss) per share calculation	60.6	61.4	62.0	62.2
Note: See accompanying footnotes on page 7

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Preceding Financial Statements

(1)
Basic income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) attributable to controlling interest by the weighted average number of common shares outstanding during the period.

(2)
Diluted income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) attributable to controlling interest by the weighted average number of common shares, plus all potential dilutive securities (common stock options, stock appreciation rights, performance shares, performance units, restricted stock and restricted stock units) outstanding during the period.

(3)
On April 13, 2016, pursuant to the terms of the Contribution and Distribution Agreement, by and among the Company and TruGreen Holding Corporation (“TruGreen Holdings”), the Company completed the contribution of the Scotts lawn service business (the “SLS Business”) to a newly formed subsidiary of TruGreen Holdings (the “Joint Venture”) in exchange for a minority equity interest of approximately 30% in the Joint Venture. As a result, effective in its second quarter of fiscal 2016, the Company classified its results of operations for all periods presented to reflect the SLS Business as a discontinued operation. The Company’s after-tax gain on the contribution of $79.3 million has been recorded within results from discontinued operations for fiscal 2016. The Company’s approximately 30% interest in the Joint Venture has been accounted for using the equity method of accounting, with the Company's proportionate share of Joint Venture earnings reflected in the consolidated statements of operations. Adjusted Earnings excludes charges or credits relating to transaction related costs, restructurings and other discrete projects or transactions including a non-cash fair value write down adjustment related to deferred revenue and advertising as part of the transaction accounting that are apart from and not indicative of the results of the operations of the Joint Venture.

(4)
The Reconciliation of Non-GAAP Disclosure Items includes the following non-GAAP financial measures:

Adjusted net income (loss) attributable to controlling interest from continuing operations and adjusted diluted income (loss) per common share attributable to controlling interest from continuing operations (“Adjusted Earnings”) — These measures exclude charges or credits relating to impairments, restructurings, discontinued operations and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business.

Adjusted EBITDA — This measure is calculated as income (loss) before interest, taxes, depreciation and amortization as well as certain other items such as the impact of the cumulative effect of changes in accounting, costs associated with debt refinancing and other non-recurring or non-cash items affecting net income (loss). The Company believes this measure provides additional information for determining our ability to meet debt service requirements. The presentation of adjusted EBITDA herein is intended to be consistent with the calculation of that measure as required by our borrowing arrangements, and used to calculate a leverage ratio (maximum of 4.50 at September 30, 2016) and an interest coverage ratio (minimum of 3.00 for the twelve months ended September 30, 2016). The Company was in compliance with the terms of all debt covenants at September 30, 2016.

Pro Forma Adjusted Earnings (Loss) and Pro Forma Adjusted Earnings (Loss) per common share — These measures are calculated as net income (loss) attributable to controlling interest, excluding charges or credits relating to impairments, restructurings and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business. This measure also includes income (loss) from discontinued operations related to the SLS Business; however, excludes the gain on the contribution of the SLS Business to the Joint Venture.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used in managing the business may provide users of this financial information additional meaningful comparison between current results and results in prior operating periods. The Company believes that these non-GAAP financial measures are indicative of the Company’s ongoing earnings capabilities and that disclosure of these non-GAAP financial measures therefore provides useful information to investors and other users of its financial statements, such as lenders. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP.

(5)
In the fourth quarter of fiscal 2015, the Company changed its calculation of adjusted EBITDA to reflect the measure as defined in our fourth amended credit agreement. Prior periods have not been adjusted as they reflect the presentation consistent with the calculation as required by our borrowing arrangements in place at that time. The revised calculation adds adjustments for share-based compensation expense, expense on certain leases, and impairment, restructuring and other charges (including cash and non-cash charges) and no longer includes an adjustment for mark-to-market adjustments on derivatives.